February 25, 2004

EDGAR

United States Securities and
Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Form N-CSR
John Hancock Income Securities Trust (the "Registrant")

      File Nos. 811-4186

Ladies and Gentlemen:

Enclosed herewith for filing pursuant to the Investment Company Act of 1940 and the Securities Exchange Act of 1934 is the Registrant's Form N-CSR filing for the period ending December 31, 2003.

If you have any questions or comments regarding this filing, please contact the undersigned at (617) 375-1513.

Sincerely,


/s/Alfred P. Ouellette
Alfred Ouellette
Attorney and Assistant Secretary


ITEM 1. REPORT TO STOCKHOLDERS.


JOHN HANCOCK
Income Securities Trust

12.31.2003

Annual Report


[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]

[A photo of Maureen Ford Goldfarb, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

Fund's investments
page 6

Financial statements
page 16

Trustees & officers
page 32

For your information
page 37

Dear Fellow Shareholders,

The stock market made a strong recovery in 2003, producing double-digit returns in a broad-based rally. A rebounding economy fueled by historically low interest rates, plus improving corporate earnings and government stimulus in the form of tax cuts were the stimuli for the market's reversal after three down years. As a result, the market, as measured by the Standard & Poor's 500 Index, returned 28.67% in 2003. With technology leading the way, the tech-heavy Nasdaq Composite Index rose 50.77%, while the Dow Jones Industrial Average returned 28.27%. Bonds produced much more modest results, as investors were lured by stocks and interest rates began to rise. The exceptions were high-yield bonds, which posted stock-like returns of 28.97% for the year, as measured by the Lehman Brothers High Yield Index.

In other news, we are pleased to inform you that on September 28, 2003, the Boards of Directors of Canada-based Manulife Financial Corporation and Boston-based John Hancock Financial Services, Inc., the parent company of John Hancock Funds, unanimously voted to merge the two companies.

Please be assured that the completion of the merger -- anticipated to occur in the first half of 2004 -- will have no effect on your investment in our John Hancock mutual funds. Your fund's adviser and board of trustees will remain the same, as will your relationship with your financial adviser.

The merger is subject to customary closing conditions, including receipt of required regulatory approvals and approval by John Hancock stockholders. If you only own shares in a John Hancock mutual fund you are not affected and will not receive a proxy.

Additional information on this transaction is available on our Web site: www.jhfunds.com. If you have questions about the merger, you may also call 800-732-5543. Separately, for information about your investments in John Hancock funds, please contact your financial adviser or our Customer Service representatives at 800-225-5291.

Sincerely,

/S/ MAUREEN FORD GOLDFARB

Maureen Ford Goldfarb,
Chairman and Chief Executive Officer

This commentary reflects the chairman's views as of December 31, 2003. They are subject to change at any time.

YOUR FUND
AT A GLANCE

The Fund seeks
a high level of
current income
consistent with
prudent invest
ment risk by
normally invest-
ing at least 80%
of its net assets
in a diversified
portfolio of
income securities.

Over the last twelve months

* Bonds posted generally positive returns despite rising interest rates.

* Corporate bonds, especially lower-quality securities, performed the best, while mortgage-backed and Treasury bonds lagged.

* The Fund emphasized lower-quality corporate bonds and preferred stocks.

[Bar chart with heading "John Hancock Income Securities Trust." Under the heading is a note that reads "Fund performance for the year ended December 31, 2003." The chart is scaled in increments of 5% with 0% at the bottom and 10% at the top. The first bar represents the 9.57% total return for John Hancock Income Securities Trust. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]

Top 10 issuers

17.9%   Federal National Mortgage Assn.
 6.5%   Federal Home Loan Mortgage Corp.
 5.5%   U.S. Treasury
 1.3%   General Motors Acceptance Corp.
 1.2%   Ford Motor Credit
 1.1%   Financing Corp.
 1.0%   MBNA Master Credit Card Trust
 1.0%   Midland Funding Corp. II
 0.9%   NOVA Chemicals Corp.
 0.8%   DPL, Inc.

As a percentage of net assets plus value of preferred shares on December
31, 2003.

BY BARRY H. EVANS, CFA, AND JEFFREY N. GIVEN, CFA, PORTFOLIO MANAGERS

MANAGERS'
REPORT

JOHN HANCOCK
Income Securities Trust

In 2003, the U.S. bond market produced positive results for the fourth straight year, although gains were muted by rising interest rates. Rates declined in the first half of the year, falling to 45-year lows in June as a sluggish economy led the Federal Reserve to cut short-term interest rates for the 13th time since the beginning of 2001. Investor concerns about the war with Iraq also contributed to increased demand for bonds early in the year. However, as economic conditions showed marked improvement during the last six months of the year -- including the strongest quarter of economic growth in 20 years -- interest rates reversed course, rising sharply and ending the year slightly higher than at the beginning.

"...the U.S. bond market
 produced positive
 results for the fourth
 straight year, although
 gains were muted by
 rising interest rates."

Lower-quality corporate bonds posted the highest returns in the bond market; in particular, "high-yield" corporate bonds gained nearly 30%. Higher-quality corporate bonds also produced solid returns, while Treasury, government and mortgage-backed securities registered modest gains.

FUND PERFORMANCE

For the year ended December 31, 2003, John Hancock Income Securities Trust produced a total return of 9.57% at net asset value. The average closed-end BBB-rated corporate debt fund returned 12.70% according to Lipper Inc., while the Lehman Brothers Government/Credit Bond Index returned 4.67%.

TRADING DOWN IN QUALITY

The primary theme in the portfolio in 2003 was increased exposure to lower-quality corporate bonds. In particular, we boosted our holdings of corporate bonds rated BBB -- the lowest investment-grade rating -- to nearly a third of the portfolio. We also added to our position in below-investment-grade (or "high-yield") bonds, increasing our holdings from 15% to 20% of the portfolio.

[Photos of Barry Evans and Jeff Given.]

Barry Evans
Jeff Given


We made most of these changes at the beginning of the year, when lower-quality bonds offered both the highest yields and the best relative values in the bond market. As expected, these segments of the market performed exceptionally well throughout 2003, as investors grew more confident about the improving financial health of the corporate sector and were willing to take on added risk to obtain higher yields.

TELECOM AND CABLE BONDS REBOUND

Many of the highest returns in the portfolio came from the bonds of telecommunications and cable companies. Both of these sectors posted disastrous results in 2002 -- cable operators were dragged lower by excess debt and the bankruptcy of Adelphia, while telecom companies struggled with overcapacity and fierce price competition. In 2003, though, these segments of the market roared back to life.

One of the portfolio's top performers was Telus, a Canadian telephone company. Telus bonds fell sharply in 2002 after a credit-rating downgrade, but in 2003 investors looked past the downgrade and discovered the company's strong cash flow characteristics and lack of competition in the marketplace. As a result, Telus bonds bounced back, posting a total return of 30% for the year.

"The primary theme in
 the portfolio in 2003 was
 increased exposure to
 lower-quality corporate
 bonds."

But the best performer in the portfolio was Corporacion Durango, a Mexican paper company. Durango has been working with bondholders like us to restructure its debt in an effort to avoid bankruptcy, and improved prospects for a favorable outcome caused the value of its bonds to double.

ADDING YIELD WITH PREFERRED STOCKS

We increased the portfolio's exposure to preferred stocks, expanding our position from 4% to 12% of the portfolio during the year.
Preferred shares offer a way to capture higher yields without increasing the portfolio's overall volatility. We focused on A-rated companies whose bonds offered little yield advantage over Treasury securities, but whose preferred stocks yielded two to three percentage points more than Treasury bonds. The pre-ferred stocks in the portfolio are primarily utilities and financial services companies, but we also added the preferred shares of several real estate investment trusts during the last six months.

[Table at top left-hand side of page entitled "Top five industry groups1." The first listing is Government-U.S. agencies 26%, the second is Utilities 9%, the third Finance 8%, the fourth Government-U.S. 6%, and the fifth Media 5%.]

MORTGAGES IMPROVE

Mortgage-backed securities comprised about a quarter of the portfolio throughout the year. We increased our holdings of mortgage-backed securities in late 2002, when the mortgage-backed market declined after a substantial refinancing boom brought on by record low mortgage rates. In hindsight, we were about six months too early -- mortgage-backed bonds continued to struggle in the first half of 2003 as falling rates triggered more refinancing activity.

However, mortgage-backed securities rebounded in the second half of the year as rising interest rates reduced the amount of refinancing activity. Interest rates were relatively steady during the last few months, and mortgage-backed securities tend to perform best during periods of interest rate stability.

[Pie chart in middle of page with heading "Portfolio diversification1." The chart is divided into five sections (from top to left): Corporate bonds 54%, U.S. government & agency bonds 32%, Preferred stocks 12%, Short-term investments 1% and Foreign government bonds 1%.]

TAKING ADVANTAGE OF LEVERAGE

In August, the Fund's board of trustees approved the use of leverage in the portfolio. In practice, this means the Fund issued preferred shares equal to one-third of the value of the portfolio's assets and invested the proceeds in additional fixed-income securities. Leverage allows the portfolio to take advantage of the typically wide gap between short-term interest rates -- payable as dividends on the preferred shares -- and the yields the Fund can earn on longer-term bonds. The Fund's common shareholders benefit from this difference.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "PERIOD'S PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Cablevision preferred stock followed by an up arrow with the phrase "Improved cash flows and balance sheet." The second listing is PanAmSat followed by an up arrow with the phrase "Satellite TV company beat earnings expectations." The third listing is Long-term Treasury bonds followed by a down arrow with the phrase "Suffered the biggest price declines as interest rates rose."]

There are risks to using leverage, most notably that it magnifies the losses if these bonds decline in value. However, the significant extra yield the portfolio earns on the bonds provides a cushion against any potential losses.

OUTLOOK

We expect the interest-rate stability that characterized the last part of 2003 to carry over into the first half of 2004. The Fed has made it clear that it will keep short-term interest rates at their current low levels, even in the face of a robust economic recovery, as long as inflation remains benign. We think the Fed will be more cautious than usual because there is less margin for error. If the central bank raises rates too soon, the economic recovery could stall prematurely, and the Fed would have little room to cut rates and resuscitate the economy.

"In this environment,
 we intend to maintain
 our current positioning,
 with an emphasis on
 lower-quality bonds."

In this environment, we intend to maintain our current positioning, with an emphasis on lower-quality bonds. We believe lower-rated bonds can continue to outperform as investors reach for yield and companies make further progress on debt reduction and balance sheet repair. A relatively stable interest-rate environment would also be favorable for mortgage-backed securities.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. The managers' statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 As a percentage of the Fund's portfolio on December 31, 2003.

FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
December 31, 2003

This schedule is divided into three main categories: publicly traded bonds, preferred stocks and short-term investments. Long-term debt is further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.



ISSUER, DESCRIPTION,                                               INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                      RATE        RATING*      (000s OMITTED)      VALUE
PUBLICLY TRADED BONDS 127.58%                                                                            $233,130,147
(Cost $225,850,635)

Aerospace 0.68%                                                                                             1,237,495
Jet Equipment Trust,
Equipment Trust Ctf Ser 95B2 08-15-14 (B) (R)                        10.910%     D               $550          37,587
Raytheon Co.,
Note 03-01-10                                                         8.300      BBB-           1,000       1,199,908

Automobiles/Trucks 0.53%                                                                                      961,260
Avis Group Holdings, Inc.,
Sr Sub Note 05-01-09                                                 11.000      BBB-             888         961,260

Banks -- Foreign 3.15%                                                                                      5,764,598
Barclays Bank Plc,
Perpetual Bond (6.860% to 06-15-32
then variable) (United Kingdom) 06-15-49 (R)                          6.860      A+             1,600       1,735,170
Corporacion Andina de Fomento,
Note (Supra National) 05-21-13                                        5.200      A              1,760       1,751,767
Rabobank Capital Funding II,
Perpetual Bond (5.260% to 12-31-13
then variable) 12-31-49 (R)                                           5.260      AA             1,500       1,502,076
Royal Bank of Scotland Group Plc,
Perpetual Bond (7.648% to 09-30-31
then variable) (United Kingdom) 08-31-49                              7.648      A                650         775,585

Banks -- United States 0.82%                                                                                1,501,451
Bank of New York,
Cap Security 12-01-26 (R)                                             7.780      A-               650         715,141
Capital One Bank,
Note 06-13-13                                                         6.500      BB+              750         786,310

Beverages 0.59%                                                                                             1,079,203
Panamerican Beverages, Inc.,
Sr Note (Panama) 07-01-09                                             7.250      BBB            1,000       1,079,203

See notes to
financial statements.


6


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION,                                               INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                      RATE        RATING*      (000s OMITTED)      VALUE
Building 1.76%                                                                                             $3,225,819
Pulte Homes Inc,
Note 02-15-13                                                         6.250%     BBB-          $2,000       2,123,140
Toll Brothers, Inc.,
Gtd Sr Note 11-15-12                                                  6.875      BBB-           1,000       1,102,679

Chemicals 2.04%                                                                                             3,723,547
NOVA Chemicals Corp.,
Note (Canada) 09-15-05                                                7.000      BB+            1,000       1,055,000
Sr Note (Canada) 05-15-06                                             7.000      BB+            1,280       1,350,400
RPM International, Inc.,
Bond 12-15-13 (R)                                                     6.250      BBB            1,300       1,318,147

Computers 0.24%                                                                                               434,979
NCR Corp.,
Note 06-15-09                                                         7.125      BBB-             390         434,979

Containers 1.39%                                                                                            2,537,785
Owens-Brockway Glass Container, Inc.,
Gtd Sr Note 05-15-13                                                  8.250      B+               500         536,875
Sealed Air Corp.,
Sr Note 04-15-08 (R)                                                  5.375      BBB            1,895       2,000,910

Diversified Operations 1.73%                                                                                3,165,380
Hutchison Whampoa International Ltd.,
Note (US Virgin Islands) 02-13-13 (R)                                 6.500      A-             1,500       1,562,255
Tyco International Group S.A.,
Note (Luxembourg) 10-15-11+                                           6.375      BBB-           1,500       1,603,125

Electronics 1.17%                                                                                           2,135,571
AMETEK, Inc.,
Sr Note 07-15-08                                                      7.200      BBB            1,000       1,092,500
Jabil Circuit, Inc.,
Sr Note 07-15-10                                                      5.875      BB+            1,000       1,043,071

Finance 8.73%                                                                                              15,950,444
Bank One Issuance Trust,
Pass Thru Ctf Ser 2003-C1 09-15-10                                    4.540      BBB            1,000       1,022,277
Bunge Ltd Finance Corp.,
Note 12-15-08 (R)                                                     4.375      BBB            1,250       1,257,377
Capital One Financial Corp.,
Note 11-15-13                                                         6.250      BB+            1,000       1,025,191
Citibank Credit Card Issuance Trust,
Pass Thru Ctf Ser 2003-C3 04-07-10                                    4.450      BBB            1,000       1,016,580
Ford Motor Credit Co.,
Note 10-28-09                                                         7.375      BBB-           3,000       3,294,483
General Motors Acceptance Corp.,
Note 01-19-10                                                         7.750      BBB            3,000       3,400,674
Household Finance Corp.,
Note 05-15-11                                                         6.750      A              1,390       1,564,783

See notes to
financial statements.


7


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION,                                               INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                      RATE        RATING*      (000s OMITTED)      VALUE
Finance (continued)
Humpuss Funding Corp.,
Note 12-15-09 (R)                                                     7.720%     B2              $248        $211,073
PDVSA Finance Ltd.,
Note (Cayman Islands) 11-16-12                                        8.500      B+               565         548,050
St. George Funding Co.,
Perpetual Bond (8.485% to 06-30-17
then variable) 12-31-49 (R)                                           8.485      Baa1             615         707,998
Targeted Return Index Securities Trust,
Sec Note 08-15-08 (R)                                                 6.539#     Baa3           1,680       1,821,036
Yanacocha Receivables Master Trust,
Pass Thru Ctf Ser 1997-A 06-15-04 (R)                                 8.400      BBB-              80          80,922

Food 2.70%                                                                                                  4,935,936
Cadbury Schweppes US Finance,
Note 10-01-08 (R)                                                     3.875      BBB            2,000       1,990,918
Corn Products International, Inc.,
Sr Note 08-15-09                                                      8.450      BBB-             835         933,112
Kraft Foods, Inc.,
Sr Note 10-01-08                                                      4.000      BBB+           2,000       2,011,906

Government -- Foreign 1.30%                                                                                 2,377,500
Columbia, Republic of,
Note (Colombia) 01-23-12                                             10.000      BB               750         821,250
United Mexican States,
Global Med Term Note Ser A (Mexico) 01-16-13                          6.375      BBB-           1,500       1,556,250

Government -- U.S. 8.12%                                                                                   14,841,953
United States Treasury,
Bond 08-15-17+                                                        8.875      AAA            1,215       1,720,744
Bond 05-15-18+                                                        9.125      AAA              495         717,924
Bond 02-15-31+                                                        5.375      AAA            8,270       8,624,386
Inflation Indexed Note 01-15-11+                                      3.500      AAA            1,116       1,254,250
Note 08-15-08+                                                        3.250      AAA            2,420       2,434,747
Note 11-15-13+                                                        4.250      AAA               90          89,902

Government -- U.S. Agencies 38.39%                                                                         70,150,099
Federal Home Loan Mortgage Corp.,
20 Yr Pass Thru Ctf 01-01-16                                         11.250      AAA               64          71,034
30 Yr Pass Thru Ctf 04-01-33                                          5.500      AAA            5,326       5,393,404
30 Yr Pass Thru Ctf 11-01-33                                          6.000      AAA            9,897      10,231,992
CMO REMIC 2496-PE 07-15-31                                            5.500      AAA              645         637,095
CMO REMIC 2563-PA 03-15-31                                            4.250      AAA            1,239       1,230,673
Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf 02-01-08                                          7.500      AAA                7           7,643
15 Yr Pass Thru Ctf 09-01-10 to 04-01-17                              7.000      AAA              221         235,904
15 Yr Pass Thru Ctf 05-01-18                                          5.000      AAA            1,000       1,021,341
15 Yr Pass Thru Ctf 10-01-18                                          4.500      AAA            6,115       6,129,021

See notes to
financial statements.


8


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION,                                               INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                      RATE        RATING*      (000s OMITTED)      VALUE
Government -- U.S. Agencies (continued)
Federal National Mortgage Assn.,
30 Yr Pass Thru Ctf 07-01-33                                          5.500%     AAA           $1,374      $1,392,178
30 Yr Pass Thru Ctf 10-01-33                                          6.000      AAA           34,391      35,566,062
CMO REMIC 2002-73-PE 10-25-31                                         5.500      AAA              825         824,010
CMO REMIC 2003-16-PD 10-25-16                                         5.000      AAA            1,340       1,362,665
CMO REMIC 2003-17-QT 08-25-27                                         5.000      AAA            1,675       1,697,115
Bond 03-15-13+                                                        4.375      AAA              390         383,028
Financing Corp.,
Bond 02-08-18                                                         9.400      Aaa            2,000       2,852,998
Government National Mortgage Assn.,
30 Yr Pass Thru Ctf 11-15-19 to 02-15-25                              9.500      AAA               41          45,865
30 Yr Pass Thru Ctf 11-15-20                                         10.000      AAA               11          12,515
30 Yr Pass Thru Ctf 08-15-33                                          5.000      AAA            1,064       1,055,556

Insurance 2.06%                                                                                             3,765,030
Mantis Reef Ltd.,
Note (Australia) 11-14-08 (R)                                         4.692      A-             1,000       1,004,988
Massachusetts Mutual Life Insurance Co.,
Surplus Note 11-15-23 (R)                                             7.625      AA               485         585,038
QBE Insurance Group Ltd.,
Bond 07-01-23 (R)                                                     5.647      BBB            1,000         952,995
UnumProvident Corp.,
Sr Note 03-01-11                                                      7.625      BBB-             895         985,959
URC Holdings Corp.,
Sr Note 06-30-06 (R)                                                  7.875      AA-              210         236,050

Leisure 2.12%                                                                                               3,872,354
Chukchansi Economic Development Authority,
Sr Note 06-15-09 (R)                                                 14.500      Caa1**           500         607,500
Harrah's Operating Co., Inc.,
Sr Sub Note 12-15-05                                                  7.875      BB+              745         810,187
Hyatt Equities LLC,
Note 06-15-07 (R)                                                     6.875      BBB            1,060       1,138,757
Waterford Gaming LLC,
Sr Note 09-15-12 (R)                                                  8.625      B+               686         727,160
Wynn Las Vegas LLC,
2nd Mtg Note 11-01-10                                                12.000      CCC+             500         588,750

Machinery 1.10%                                                                                             2,007,101
Kennametal, Inc.,
Sr Note 06-15-12                                                      7.200      BBB            1,405       1,490,226
Manitowoc Co., Inc. (The),
Sr Note 11-01-13                                                      7.125      B+               500         516,875

Media 6.18%                                                                                                11,290,464
British Sky Broadcasting Group Plc,
Sr Note (United Kingdom) 07-15-09                                     8.200      BBB-             945       1,125,031

See notes to
financial statements.


9


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION,                                               INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                      RATE        RATING*      (000s OMITTED)      VALUE
Media (continued)
Clear Channel Communications, Inc.,
Sr Note 11-01-08                                                      8.000%     BBB-          $1,385      $1,603,137
Continental Cablevision, Inc.,
Deb 08-01-13                                                          9.500      BBB              660         762,371
Garden State Newspapers, Inc.,
Sr Sub Note 07-01-11                                                  8.625      B+               275         292,187
Grupo Televisa SA,
Note (Mexico) 09-13-11                                                8.000      BBB-           1,855       2,075,281
Innova S. de R.L.,
Sr Note (Mexico) 04-01-07                                            12.875      B+                39          39,398
Liberty Media Corp.,
Note 05-15-13                                                         5.700      BBB-             750         758,449
News America Holdings, Inc.,
Gtd Sr Deb 08-10-18                                                   8.250      BBB-             540         664,265
Rogers Cablesystems Ltd.,
Sr Note Ser B (Canada) 03-15-05                                      10.000      BBB-             445         477,262
TCI Communications, Inc.,
Sr Deb 02-01-12                                                       9.800      BBB              860       1,121,824
Sr Deb 04-15-22                                                      10.125      BBB              335         473,323
Time Warner, Inc.,
Deb 01-15-13                                                          9.125      BBB+           1,114       1,415,311
XM Satellite Radio, Inc.,
Sr Sec Note, Step Coupon (Zero to 12-31-05
then 14.000%) 12-31-09 (A)                                             Zero      CCC+             540         482,625

Medical 2.50%                                                                                               4,561,948
HCA, Inc.,
Note 11-06-08                                                         5.250      BBB-           1,000       1,019,138
Note 09-01-10                                                         8.750      BBB-             900       1,071,661
Medco Health Solutions, Inc.,
Sr Note 08-15-13                                                      7.250      BBB            1,550       1,690,972
Schering-Plough Corp.,
Bond 12-01-33                                                         6.500      A                750         780,177

Metal 1.77%                                                                                                 3,239,751
Brascan Corp.,
Note (Canada) 03-01-10                                                5.750      A-             1,750       1,852,629
Noranda, Inc.,
Note (Canada) 02-15-11                                                8.375      BBB-           1,175       1,387,122

Mortgage Banking 5.28%                                                                                      9,657,340
Ameriquest Mortgage Securities, Inc.,
Pass Thru Ctf Ser 2003-IA1 Class A4 11-25-33                          4.965      AAA            2,000       2,004,062
Conseco Finance Securitizations Corp.,
Home Equity Pass Thru Ctf Ser 2002-A
Class A3 04-15-32                                                     5.330      AAA              402         404,909

See notes to
financial statements.


10


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION,                                               INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                      RATE        RATING*      (000s OMITTED)      VALUE
Mortgage Banking (continued)
ContiMortgage Home Equity Loan Trust,
Home Equity Pass Thru Ctf Ser 1995-2
Class A5 08-15-25                                                     8.100%      AAA            $316        $316,244
Deutsche Mortgage & Asset Receiving Corp.,
Commercial Mtg Pass Thru Ctf Ser 1998-C1
Class C 06-15-31                                                      6.861       A2              415         457,513
GMAC Commercial Mortgage Securities, Inc.,
Mtg Pass Thru Ctf Ser 1998-C1 Class A1
05-15-30                                                              6.853      Aaa              763         793,667
Greenwich Capital Commercial Funding Corp.,
Commercial Mtg Pass Thru Ctf Ser 2003-C2
Class A2 07-05-10                                                     4.022      AAA            2,000       2,008,125
LB-UBS Commercial Mortgage Trust,
Commercial Mortgage Pass Thru Ctf
Ser 2003-C3 Class A4 05-15-32                                         4.166      AAA            1,000         955,053
MBNA Master Credit Card Trust,
Sub Bond Ser 1998-E Class C 09-15-10                                  6.600      BBB            1,000       1,089,442
Sub Bond Ser 1999-B Class C 08-15-11                                  6.650      BBB            1,500       1,628,325

Oil & Gas 2.05%                                                                                             3,746,902
Alberta Energy Co. Ltd.,
Note (Canada) 09-15-30                                                8.125      A-               725         927,279
Occidental Petroleum Corp.,
Sr Deb 09-15-09                                                      10.125      BBB+           1,160       1,495,561
Pemex Project Funding Master Trust,
Gtd Note 10-13-10                                                     9.125      BBB-           1,115       1,324,062

Paper & Paper Products 4.30%                                                                                7,849,379
Abitibi-Consolidated Co.,
Gtd Sr Note (Canada) 12-15-06                                         6.950      BB+            2,000       2,093,972
Boise Cascade Corp.,
Sr Note 11-01-10                                                      6.500      BB             1,085       1,131,828
Corporacion Durango S.A. de C.V.,
Sr Note (Mexico) 07-15-09 (B) (R)                                    13.750      D                500         300,000
International Paper Co.,
Note 10-30-12+                                                        5.850      BBB            2,000       2,083,654
MDP Acquisitions Plc,
Sr Note (Ireland) 10-01-12                                            9.625      B                750         840,000
Stone Container Corp.,
Sr Note 02-01-11                                                      9.750      B                285         314,925
Sr Note 07-01-12                                                      8.375      B              1,000       1,085,000

Real Estate Investment Trust 1.08%                                                                          1,976,662
Healthcare Realty Trust, Inc.,
Sr Note 05-01-11                                                      8.125      BBB-             175         200,400
Meditrust,
Note 08-15-07                                                         7.000      BB-            1,710       1,776,262

See notes to
financial statements.


11


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION,                                               INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                      RATE        RATING*      (000s OMITTED)      VALUE
Real Estate Operations 0.32%                                                                                 $581,831
Socgen Real Estate Co. LLC,
Perpetual Bond Ser A (7.64% to 09-30-07
then variable) 12-31-49 (R)                                           7.640%     A               $515         581,831

Retail 3.30%                                                                                                6,037,116
Delhaize America, Inc.,
Gtd Note 04-15-06                                                     7.375      BB+            1,010       1,085,750
Gap, Inc. (The),
Note 12-15-08                                                        10.550      BB+              515         634,737
Office Depot, Inc.,
Note 08-15-13                                                         6.250      BBB-           2,000       2,099,988
Penney J.C. Corp., Inc.,
Note 03-01-10                                                         8.000      BB+            1,000       1,146,250
Toys "R" Us, Inc.,
Note 08-01-11+                                                        7.625      BB+            1,000       1,070,391

Revenue Bonds 0.55%                                                                                         1,003,466
Golden State Tobacco Securitization Corp.,
Rev Ser 2003-A-1 06-01-39                                             6.750      BBB            1,020       1,003,466

Telecommunications 7.54%                                                                                   13,769,691
AT&T Wireless Services, Inc.,
Sr Note 03-01-11                                                      7.875      BBB            1,525       1,764,648
Corning, Inc.,
Note 03-01-09                                                         6.300      BB+              240         249,000
Note 04-04-25                                                         8.300      BB+            1,000       1,027,500
Deutsche Telekom International Finance B.V.,
Bond (Coupon rate step up/down on rating)
(Netherlands) 06-15-10                                                8.000      BBB+           1,005       1,215,162
France Telecom S.A.,
Note (France) 03-01-06                                                8.450      BBB            1,150       1,284,544
Mobile Telesystems Finance S.A.,
Gtd Sr Note (Luxembourg) 01-30-08 (R)                                 9.750      B+               400         433,000
Nextel Communications, Inc.,
Sr Note 08-01-15                                                      7.375      B+               500         537,500
PanAmSat Corp.,
Sr Note 02-01-12                                                      8.500      B+               675         749,250
Qwest Capital Funding, Inc.,
Gtd Note 08-15-06+                                                    7.750      CCC+           1,000       1,035,000
Sprint Capital Corp.,
Gtd Note 05-01-09                                                     6.375      BBB-           1,000       1,068,733
Note 05-01-19                                                         6.900      BBB-           1,000       1,021,539
Telefonos de Mexico S.A. de C.V.,
Note (Mexico) 11-19-08 (R)                                            4.500      BBB-           1,750       1,752,660
Telus Corp.,
Note (Canada) 06-01-11                                                8.000      BBB            1,395       1,631,155

See notes to
financial statements.


12


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION,                                               INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                      RATE        RATING*      (000s OMITTED)      VALUE
Tobacco 0.88%                                                                                              $1,600,192
Altria Group, Inc.,
Note 11-04-13+                                                        7.000%     BBB           $1,500       1,600,192

Transportation 2.92%                                                                                        5,340,170
American Airlines, Inc.,
Pass Thru Ctf Ser 2001-2 10-01-11                                     7.858      A-             1,000       1,014,779
Continental Airlines, Inc.,
Pass Thru Ctf Ser 1999-1A 02-02-19                                    6.545      A-             1,636       1,617,010
CSX Corp.,
Sr Note 11-01-09                                                      4.875      BBB            2,000       2,067,660
Northwest Airlines, Corp.,
Pass Thru Ctf Ser 1996-1C 01-02-05                                   10.150      B-                68          45,048
Pass Thru Ctf Ser 1996-1D 01-02-15                                    8.970      B-               309         241,185
TFM S.A. de C.V.,
Gtd Sr Disc Note (Mexico) 06-15-09                                   11.750      B                345         354,488

Utilities 9.48%                                                                                            17,322,730
AES Eastern Energy L.P.,
Pass Thru Ctf Ser 1999-A 01-02-17                                     9.000      BB+              408         451,063
Beaver Valley Funding Corp.,
Sec Lease Obligation Bond 06-01-17                                    9.000      BB+              463         532,181
BVPS II Funding Corp.,
Collateralized Lease Bond 06-01-17                                    8.890      BB+              700         784,000
CalEnergy Co., Inc.,
Sr Bond 09-15-28                                                      8.480      BBB-             550         680,388
DPL, Inc.,
Sr Note 09-01-11                                                      6.875      BB-            2,200       2,288,000
El Paso Electric Co.,
1st Mtg Ser E 05-01-11                                                9.400      BBB-           1,000       1,170,337
Empresa Electrica Guacolda S.A.,
Sr Note (Chile) 04-30-13 (R)                                          8.625      BBB-             950       1,002,971
GG1B Funding Corp.,
Deb 01-15-11                                                          7.430      BBB-             294         302,990
HQI Transelect Chile S.A.,
Sr Note (Chile) 04-15-11                                              7.875      A-             1,230       1,415,788
IPALCO Enterprises, Inc.,
Sr Sec Note 11-14-11                                                  7.625      BB-              325         363,187
Korea Gas Corp.,
Sr Unsub Note (South Korea) 11-26-10 (R)                              4.750      A-             1,000         998,789
Midland Funding Corp. II,
Deb Ser B 07-23-06                                                   13.250      BB-            2,225       2,603,250
Pinnacle Partners,
Sr Note 08-15-04 (R)                                                  8.830      BB+              690         715,012
PNPP II Funding Corp.,
Deb 05-30-16                                                          9.120      BB+              495         563,439

See notes to
financial statements.


13


FINANCIAL STATEMENTS


ISSUER, DESCRIPTION,                                               INTEREST    CREDIT       PAR VALUE
MATURITY DATE                                                      RATE        RATING*      (000s OMITTED)      VALUE
Utilities (continued)
TransAlta Corp.,
Note (Canada) 12-15-13                                                5.750%     BBB-          $2,000      $2,009,988
Waterford 3 Funding Corp.,
Sec Lease Obligation Bond 01-02-17                                    8.090      BBB-           1,265       1,441,347

Waste Disposal Service & Equip 0.81%                                                                        1,485,000
Allied Waste North America, Inc.,
Gtd Sr Sub Note Ser B 08-01-09                                       10.000      B+             1,375       1,485,000


ISSUER, DESCRIPTION                                                                         SHARES
PREFERRED STOCKS 18.08%                                                                                   $33,044,009
(Cost $32,261,230)

Automobiles/Trucks 0.79%                                                                                    1,448,700
Delphi Trust I, 8.25%                                                            BB            55,000       1,448,700

Banks 4.14%                                                                                                 7,559,525
Abbey National Plc, 7.375%, (United Kingdom)                                     A             41,300       1,125,425
BAC Capital Trust III, 7.00%                                                     A-            40,000       1,075,200
Bank One Capital Trust VI, 7.20%                                                 BBB+          55,000       1,482,800
Fleet Capital Trust VII, 7.20%                                                   BBB+          55,000       1,456,400
J.P. Morgan Chase Capital XI, 5.875%, Ser K                                      A-            55,000       1,345,300
USB Capital IV, 7.35%                                                            A-            40,000       1,074,400

Finance 3.52%                                                                                               6,442,000
Citigroup Capital VII, 7.125%                                                    A             40,000       1,068,800
General Electric Capital Corp., 5.875%                                           AAA           50,000       1,297,500
Lehman Brothers Holding Capital Trust IV, 6.375%                                 BBB+          60,000       1,530,000
Merrill Lynch Preferred Capital Trust III, 7.00%                                 A-            50,000       1,337,000
Morgan Stanley Capital Trust II, 7.25%                                           A-            45,000       1,208,700

Media 1.79%                                                                                                 3,271,949
CSC Holdings, Inc., 11.125%, Ser M                                               B             17,029       1,788,045
CSC Holdings, Inc., 11.75%, Ser H                                                B              4,076         423,904
Viacom, Inc., 7.25%                                                              A-            40,000       1,060,000

Mortgage Banking 0.62%                                                                                      1,128,800
Wachovia Preferred Funding Corp., 7.25%, Ser A                                   BBB+          40,000       1,128,800

Real Estate Investment Trust 3.05%                                                                          5,568,475
Apartment Investment & Management Co.,
8.00%, Ser T+                                                                    B+            55,000       1,419,000
CarrAmerica Realty Corp., 7.50%, Ser E                                           BBB-          55,000       1,463,000
Health Care Property Investors, Inc., 7.10%, Ser F                               BBB           50,000       1,271,875
ProLogis Trust, 6.75%, Ser F                                                     BBB           55,000       1,414,600

Telecommunications 0.58%                                                                                    1,068,400
Telephone & Data Systems, Inc., 7.60%, Ser A                                     A-            40,000       1,068,400

See notes to
financial statements.


14


FINANCIAL STATEMENTS

                                                                               CREDIT
ISSUER, DESCRIPTION                                                            RATING*      SHARES              VALUE
Utilities 3.59%                                                                                            $6,556,160
Ameren Corp., 9.75%, Conv                                                        BBB+          20,000         594,800
BGE Capital Trust II, 6.20%                                                      BBB           60,000       1,577,400
Dominion Resources, Inc., 9.50%, Conv                                            BBB+          20,000       1,145,000
DTE Energy Co., 8.75%, Conv                                                      BBB           20,000         512,400
KeySpan Corp., 8.75%, Conv                                                       A             20,000       1,078,000
PSEG Funding Trust II, 8.75%                                                     BB+           40,000       1,124,000
TECO Energy, Inc., 9.50%, Conv                                                   BB- ++        31,600         524,560


ISSUER, DESCRIPTION,                                               INTEREST                 PAR VALUE
MATURITY DATE                                                      RATE                     (000s OMITTED)
SHORT-TERM INVESTMENTS 1.11%                                                                               $2,029,000
(Cost $2,028,965)

Government -- U.S. Agencies 0.93%
Federal Home Loan Bank,
Disc Note 01-02-04                                                     Zero      AAA           $1,700       1,700,000

Joint Repurchase Agreement 0.18%
Investment in a joint repurchase agreement
transaction with UBS Warburg, Inc. -- Dated
12-31-03, due 01-02-04 (Secured by U.S.
Treasury Inflation Indexed Bond, 3.875%,
due 04-15-29, and U.S. Treasury Inflation
Indexed Notes, 3.625% through 4.250%,
due 01-15-08 through 01-15-10)                                        0.850%                      329         329,000

TOTAL INVESTMENTS 146.77%                                                                                $268,203,156

OTHER ASSETS AND LIABILITIES, NET (46.77%)                                                               ($85,472,954)

TOTAL NET ASSETS 100.00%                                                                                 $182,730,202



  + All or a portion of this security is on loan as of December 31, 2003.

  * Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service, unless indicated otherwise.

 ** Security rated internally by John Hancock Advisers, LLC.

  # Represents rate in effect on December 31, 2003.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(B) Non-income-producing issuer, filed for protection under the Federal Bankruptcy code or is in default of interest payment.

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $25,977,361 or 14.22% of the Fund's net assets as of December 31, 2003.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, the security is U.S.-dollar-denominated.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.

FINANCIAL STATEMENTS

ASSETS AND
LIABILITIES

December 31, 2003

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of what
the Fund owns, is
due and owes.
You'll also find
the net asset
value for each
common share.


ASSETS
Investments at value (cost $260,140,830) including
$20,059,407 of securities loaned                                 $268,203,156
Cash segregated for futures contracts                                 375,000
Receivable for shares sold                                            589,360
Dividends and interest receivable                                   3,179,927
Other assets                                                           13,189

Total assets                                                      272,360,632

LIABILITIES
Due to custodian                                                       28,587
Payable for futures variation margin                                   39,063
Payable to affiliates
Management fee                                                        327,229
Other                                                                   9,164
Other payables and accrued expenses                                   226,387

Total liabilities                                                     630,430

Auction Preferred Shares (APS) Series A, at value,
unlimited number of shares of beneficial
interest authorized with no par value, 1,780
shares issued, liquidation preference of
$25,000 per share                                                  44,500,000

APS Series B, at value, unlimited number of shares of
beneficial interest authorized with no par value,
1,780 shares issued, liquidation preference of
$25,000 per share                                                  44,500,000

NET ASSETS
Common shares capital paid-in                                     175,501,784
Accumulated net realized loss on investments                         (995,313)
Net unrealized appreciation of investments                          8,091,825
Accumulated net investment income                                     131,906

Net assets applicable to common shares                           $182,730,202

NET ASSET VALUE PER COMMON SHARE
Based on 11,056,746 common shares outstanding                          $16.53

See notes to
financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended
December 31, 2003

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat-
ing the Fund.
It also shows net
gains (losses) for
the period stated.


INVESTMENT INCOME
Interest (including securities lending income of $32,012)         $10,417,491
Dividends                                                           1,396,660

Total investment income                                            11,814,151

EXPENSES
Investment management fee                                           1,151,423
APS auction fee                                                        25,649
Transfer agent fee                                                    105,583
Printing                                                               81,382
Custodian fee                                                          69,522
Accounting and legal services fee                                      59,894
Auditing fee                                                           38,100
Registration and filing fee                                            33,507
Trustees' fee                                                          12,067
Miscellaneous                                                          10,128
Legal fee                                                               4,201
Interest                                                                3,471

Total expenses                                                      1,594,927

Net investment income                                              10,219,224

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on
Investments                                                         4,663,371
Financial futures contracts                                          (634,082)

Change in net unrealized appreciation (depreciation) of
Investments                                                         2,934,210
Financial futures contracts                                            29,499

Net realized and unrealized gain                                    6,992,998
Distributions to APS Series A                                         (84,842)
Distributions to APS Series B                                         (85,826)

Increase in net assets from operations                            $17,041,554

See notes to
financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

These Statements
of Changes in
Net Assets show
how the value
of the Fund's
net assets has
changed during
the last two
periods. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions to
shareholders,
and any increase
due to reinvest-
ment of
distributions.

                                                   YEAR                  YEAR
                                                   ENDED                ENDED
                                                   12-31-02 1        12-31-03

INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                                $9,721,830   $10,219,224

Net realized gain                                       886,746     4,029,289
Change in net unrealized
appreciation (depreciation)                           2,151,819     2,963,709

Distributions to APS Series A and B 2                        --      (170,668)

Increase in net assets
resulting from operations                            12,760,395    17,041,554

Distributions to common shareholders
From net investment income                           (9,996,235)  (10,500,286)
From net realized gains                                      --    (2,903,395)
                                                     (9,996,235)  (13,403,681)
From Fund share transactions                            795,011       504,097

NET ASSETS APPLICABLE TO COMMON SHARES
Beginning of period                                 175,029,061   178,588,232

End of period 3                                    $178,588,232  $182,730,202

1 Audited by previous auditor.

2 APS Series A and B were issued on 11-4-03.

3 Includes accumulated net investment income of $93,034 and $131,906, respectively.

See notes to
financial statements.

FINANCIAL HIGHLIGHTS


FINANCIAL
HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.


PERIOD ENDED                                          12-31-99 1  12-31-00 1  12-31-01 1,2  12-31-02 1  12-31-03
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $16.64      $15.37      $15.89        $16.06      $16.31
Net investment income 3                                   1.10        1.07        1.00          0.89        0.93
Net realized and unrealized
gain (loss) on investments                               (1.27)       0.52        0.19          0.28        0.63
Distributions to APS Series A and B 4                       --          --          --            --       (0.02)
Total from investment operations                         (0.17)       1.59        1.19          1.17        1.54
Less distributions to common shareholders
From net investment income                               (1.10)      (1.07)      (1.02)        (0.92)      (0.96)
From net realized gains                                     --          --          --            --       (0.26)
                                                         (1.10)      (1.07)      (1.02)        (0.92)      (1.22)
Capital charges
Offering costs and underwriting discount
related to APS                                              --          --          --            --       (0.10)
Net asset value, end of period                          $15.37      $15.89      $16.06        $16.31      $16.53
Per share market value, end of period                   $12.69      $14.44      $14.65        $14.66      $15.39
Total return at market value 5 (%)                      (13.42)      23.06        8.69          6.42       13.49

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to common shares,
end of period (in millions)                               $165        $172        $175          $179        $183
Ratio of expenses to average net assets (%)               0.80        0.84        0.80          0.84       0.876
Ratio of net investment income to
average net assets (%)                                    6.88        6.89        6.17          5.56       5.587
Portfolio turnover (%)                                     184         248         299           371         273

SENIOR SECURITIES
Total APS Series A outstanding (in millions)                --          --          --            --         $45
Total APS Series B outstanding (in millions)                --          --          --            --         $45
Involuntary liquidation preference APS Series A
per unit (in thousands)                                     --          --          --            --         $25
Involuntary liquidation preference APS Series B
per unit (in thousands)                                     --          --          --            --         $25
Average market value per unit (in thousands)                --          --          --            --         $25
Asset coverage per unit 8                                   --          --          --            --     $75,402

See notes to
financial statements.

FINANCIAL HIGHLIGHTS

Notes to Financial Highlights

1 Audited by previous auditor.

2 As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended December 31, 2001, was to decrease net investment income per share by $0.02, increase net realized and unrealized gain per share by $0.02 and, had the Fund not made these changes to amortization and accretion, the ratio of net investment income to average net assets would have been 6.30%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

3 Based on the average shares outstanding.

4 APS Series A and B were issued on 11-4-03.

5 Assumes dividend reinvestment.

6 Ratio calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 0.81%.

7 Ratio calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 5.19%.

8 Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing that amount by the number of APS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

See notes to
financial statements.

NOTES TO
STATEMENTS

NOTE A
Accounting policies

John Hancock Income Securities Trust (the "Fund") is a closed-end diversified investment management company registered under the Investment Company Act of 1940.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement date.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On December 31, 2003, the Fund loaned securities having a market value of $20,059,407 collateralized by securities in the amount of $20,557,819. Securities lending expenses are paid by the Fund to the Adviser.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund's instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments arising from this "mark to market" are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into financial futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out financial futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of financial futures contracts.

On December 31, 2003, the Fund had deposited $375,000 in a segregated account to cover margin requirements on open financial futures contracts.

The Fund had the following open financial futures contracts on December 31, 2003:

                            NUMBER OF
OPEN CONTRACTS              CONTRACTS    POSITION    EXPIRATION   APPRECIATION
------------------------------------------------------------------------------
U.S. 10-year Treasury Note  250          Short       MAR 04            $29,499

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. Net capital losses of $671,232 that are attributable to security transactions incurred after October 31, 2003, are treated as arising on January 1, 2004, the first day of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date, or in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains on the ex-dividend date. During the year ended December 31, 2003, the tax character of distributions paid was as follows: ordinary income $11,574,924 and long-term capital gains $1,999,425. As of December 31, 2003, the components of distributable earnings on a tax basis included $142,138 of undistributed ordinary income. Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distrib utions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a quarterly management fee to the Adviser, equivalent on an annual basis, to the sum of (a) 0.650% of the first $150,000,000 of the Fund's average weekly net asset value, and the value attributable to the Auction Preferred Shares (collectively, "managed assets"), (b) 0.375% of the next $50,000,000, (c) 0.350% of the next $100,000,000 and (d) 0.300%
of the Fund's average weekly managed assets in excess of $300,000,000.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of approximately 0.03% of the average daily managed assets of the Fund. The Fund also paid the Adviser the amount of $1,035 for certain publishing services, included in the printing fees.

Ms. Maureen Ford Goldfarb and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other assets are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

Common shares

This listing illustrates the Fund common shares distributions reinvested, offering costs and underwriting discount charged to capital paid-in, reclassification of capital accounts and the number of common shares outstanding at the beginning and end of the last two periods, along with the corresponding dollar value. The Fund has 30 million common shares authorized with no par value.


                                 YEAR ENDED 12-31-02 1         YEAR ENDED 12-31-03
                              SHARES          AMOUNT        SHARES          AMOUNT
Beginning of period       10,898,374    $174,131,001    10,952,182    $175,212,973
Distributions reinvested      53,808         795,011       104,564       1,602,997
Offering costs and
underwriting discount
related to Auction
Preferred Shares                  --              --            --      (1,098,900)
Reclassification of
capital accounts                  --         286,961            --        (215,286)
End of period             10,952,182    $175,212,973    11,056,746    $175,501,784

1 Audited by previous auditor.


Auction preferred shares

The Fund issued a total of 3,560 Auction Preferred Shares; 1,780 shares of Series A Auction Preferred Shares and 1,780 shares of Series B Auction Preferred Shares (collectively, the "preferred shares" or "APS") on November 4, 2003, in a public offering. The offering costs of $208,900 and the underwriting discount of $890,000 have been charged to capital paid-in of common shares.

Dividends on the APS, which accrue daily, are cumulative at a rate that was established at the offering of the APS and has been reset every 7 days thereafter by an auction. Dividend rates on APS Series A ranged from 1.15% to 1.20% and Series B from 1.15% to 1.33% during the year ended December 31, 2003. Accrued dividends on APS, if any, are included in the value of APS on the Fund's Statement of Assets and Liabilities.

The APS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the APS as defined in the Fund's by-laws. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shareholders have equal voting rights of one vote per share, except that the holders of the APS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the APS and common shareholders.

NOTE D
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended December 31, 2003, aggregated $444,952,338 and $356,653,049, respectively. Purchases and proceeds from sales or maturities of obligations of the U.S. government aggregated $161,051,834 and $168,375,358, respectively, during the year ended December 31, 2003.

The cost of investments owned on December 31, 2003, including short-term investments, for federal income tax purposes was $260,899,097. Gross unrealized appreciation and depreciation of investments aggregated $8,934,370 and $1,630,311, respectively, resulting in net unrealized appreciation of $7,304,059. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities and amortization of premiums and accretion of discounts on debt securities.

NOTE E
Reclassification of accounts

During the year ended December 31, 2003, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $275,316, an increase in accumulated net investment income of $490,602 and a decrease in capital paid-in of $215,286. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2003. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America and book and tax differences in accounting for deferred compensation and premium amortization. The calculation of net investment income per share in the Fund's Financial Highlights excludes these adjustments.

NOTE F
Change in Independent Auditor

Based on the recommendation of the Audit Committee of the Fund, the Board of Trustees has determined not to retain Ernst & Young LLP as the Fund's independent auditor and voted to appoint PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2003. During the two most recent fiscal years, Ernst & Young LLP 's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Ernst & Young LLP on accounting principles, financial statements disclosure or audit scope, which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference to the disagreement in their report.

AUDITORS'
REPORT

Report of
Pricewaterhouse-
Coopers LLP,
Independent
Auditors

To the Shareholders and Board of Trustees of John Hancock Income Securities Trust,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for credit ratings) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Income Securities Trust (the "Trust") at December 31, 2003, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at December 31, 2003, by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Trust for the year ended December 31, 2002, and the financial highlights for each of the periods ended on or before December 31, 2002, were audited by other independent auditors, whose report dated February 7, 2003, expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 13, 2004

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended December 31, 2003.

The Fund has designated distributions to shareholders of $1,999,425 as a long-term capital gain dividend.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2003, 2.77% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2003.

Shareholders will be mailed a 2003 U.S. Treasury Department Form
1099-DIV in January 2004. This will reflect the total of all distributions that are taxable for the calendar year 2003.

INVESTMENT
OBJECTIVE
AND POLICY

The Fund is a closed-end diversified investment management company, shares of which were initially offered to the public on February 14, 1973, and are publicly traded on the New York Stock Exchange. The Fund's investment objective is to generate a high level of current income consistent with prudent investment risk. The Fund invests in a diversified portfolio of freely marketable debt securities and may invest an amount not exceeding 20% of its assets in income-producing preferred and common stock. Under normal circumstances, the Fund will invest at least 80% of net assets in income securities. Income securities will consist of the following: (i) marketable corporate debt securities, (ii) governmental obligations and (iii) cash and commercial paper. "Net assets" is defined as net assets plus borrowings for investment purposes. The Fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

It is contemplated that at least 75% of the value of the Fund's total assets will be represented by debt securities, which have at the time of purchase a rating within the four highest grades as determined by Moody's Investors Service, Inc., or Standard & Poor's Corporation. The Fund intends to engage in short-term trading and may invest in repurchase agreements. The Fund may issue a single class of senior securities not to exceed 33 1/3% of its net assets at market value and may borrow from banks as a temporary measure for emergency purposes in amounts not to exceed 5% of the total assets at cost. The Fund may lend portfolio securities not to exceed 33 1/3% of total assets.

FINANCIAL FUTURES
CONTRACTS
AND OPTIONS

The Fund may buy and sell financial futures contracts and options on futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. The Fund's ability to hedge successfully will depend on the Adviser's ability to predict accurately the future direction of interest rate changes and other market factors. There is no assurance that a liquid market for futures and options will always exist. In addition, the Fund could be prevented from opening, or realizing the benefits of closing out, a futures or options position because of position limits or limits on daily price fluctuations imposed by an exchange.

The Fund will not engage in transactions in futures contracts and options on futures for speculation, but only for hedging or other permissible risk management purposes. All of the Fund's futures contracts and options on futures will be traded on a U.S. commodity exchange or board of trade. The Fund will not engage in a transaction in futures or options on futures if, immediately thereafter, the sum of initial margin deposits on existing positions and premiums paid for options on futures would exceed 5% of the Fund's total assets.

DIVIDENDS AND
DISTRIBUTIONS

The Fund pays quarterly dividends from net investment income and intends to distribute any available net realized capital gains annually. All distributions are paid in cash unless the shareholder elects to participate in the Dividend Reinvestment Plan.

During the year ended December 31, 2003, the Fund paid to shareholders dividends from net investment income totaling $0.9550 per share. The dates of payment and the amounts per share are as follows:

                                INCOME
PAYMENT DATE                  DIVIDEND
--------------------------------------
March 31, 2003                 $0.2275
June 30, 2003                   0.2275
September 30, 2003              0.2300
December 31, 2003               0.2700

DIVIDEND
REINVESTMENT PLAN

The Fund offers its common shareholders a Dividend

Reinvestment Plan (the "Plan"), which offers the opportunity to earn compounded yields. Any holder of common shares of record of the Fund may elect to participate in the Plan and receive the Fund's common shares in lieu of all or a portion of the cash dividends. The Plan is available to all common shareholders without charge. Mellon Investor Services (the "Plan Agent") will act as agent for participating shareholders.

Shareholders may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site at www.melloninvestor.com showing an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent prior to the record date for a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to participate in the Plan.

The Board of Trustees of the Fund will declare dividends from net investment income payable in cash or, in the case of shareholders participating in the Plan, partially or entirely in the Fund's common shares. The number of shares to be issued for the benefit of each shareholder will be determined by dividing the amount of the cash dividend otherwise payable to such shareholder on shares included under the Plan, by the per share net asset value of the common shares on the date for payment of the dividend, unless the net asset value per share on the payment date is less than 95% of the market price per share on that date, in which event the number of shares to be issued to a shareholder will be determined by dividing the amount of the cash dividend payable to such shareholder by 95% of the market price per share of the common shares on the payment date. The market price of the common shares on a particular date shall be the mean between the highest and lowest sales price on the New York Stock Exchange on that date. Net asset value will be determined in accordance with the established procedures of the Fund. However, if as of such payment date the market price of the common shares is lower than such net asset value per share, the number of shares to be issued will be determined on the basis of such market price. Fractional shares, carried out to four decimal places, will be credited to the shareholder's account. Such fractional shares will be entitled to future dividends.

The shares issued to participating shareholders, including fractional shares, will be held by the Plan Agent in the name of the participant. A confirmation will be sent to each shareholder promptly, normally within five to seven days, after the payment date of the dividend. The confirmation will show the total number of shares held by such shareholder before and after the dividend, the amount of the most recent cash dividend that the shareholder has elected to reinvest and the number of shares acquired with such dividend.

Participation in the Plan may be terminated at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent's Web site, and such termination will be effective immediately. However, notice of termination must be received prior to the record date of any distribution to be effective for that distribution. Upon termination, certificates will be issued representing the number of full shares of common shares held by the Plan Agent. A shareholder will receive a cash payment for any fractional share held.

The reinvestment of dividends will not relieve participants of any federal, state or local income tax, which may be due with respect to such dividend. Dividends reinvested in common shares will be treated on your federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the New York Stock Exchange as of the dividend payment date. Distributions from the Fund's long-term capital gains will be processed as noted above for those electing to reinvest in common shares and will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, New Jersey
07606-1938 (telephone 1-800-852-0218).

SHAREHOLDER
COMMUNICATION
AND ASSISTANCE

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER
MEETINGS

In November 2002, the Board of Trustees adopted several amendments to the Fund's by-laws, including provisions relating to the calling of a special meeting and requiring advance notice of shareholder proposals or nominees for Trustee. The advance notice provisions in the by-laws require shareholders to notify the Fund in writing of any proposal which they intend to present at an annual meeting of shareholders, including any nominations for Trustee, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the by-laws. The advance notice provisions provide the Fund and its Trustees with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures that must be followed in order for a shareholder to call a special meeting of shareholders. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the by-laws.

On March 20, 2003, the Annual Meeting of the Fund was held to elect eleven Trustees and to ratify the actions of the Trustees in selecting independent auditors for the Fund. Proxies covering 9,732,741 shares of beneficial interest were voted at the meeting.

The shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                  WITHHELD
                                    FOR          AUTHORITY
----------------------------------------------------------
Dennis S. Aronowitz           9,595,611            137,130
Richard P. Chapman, Jr        9,605,315            127,426
William Cosgrove              9,601,375            131,366
John M. DeCiccio              9,549,913            182,828
Richard Farrell               9,608,612            124,129
Maureen R. Ford               9,609,338            123,403
William F. Glavin             9,592,043            140,698
John A. Moore                 9,601,340            131,401
Patti McGill Peterson         9,603,530            129,211
John W. Pratt                 9,597,860            134,881

The shareholders also ratified the Trustees' selection of PricewaterhouseCoopers LLP as the Fund's independent auditors for the fiscal year ending December 31, 2003, with the votes tabulated as follows: 9,584,537 FOR, 48,635 AGAINST and 99,568 ABSTAINING.

TRUSTEES
& OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.


INDEPENDENT TRUSTEES

                                                                                                                     NUMBER OF
NAME, AGE                                                                                   TRUSTEE               JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1                 BY TRUSTEE
Dennis S. Aronowitz, Born: 1931                                                             1988                            20
Professor of Law, Emeritus, Boston University School of Law
(as of 1996); Director, Brookline Bancorp (since 1998).

Richard P. Chapman, Jr., Born: 1935                                                         1975                            20
President and Chief Executive Officer, Brookline Bancorp Inc. (lending)
(since 1972); Director, Lumber Insurance Co. (insurance) (until 2000);
Chairman and Director, Northeast Retirement Services, Inc. (retirement administration) (since 1998).

William J. Cosgrove, Born: 1933                                                             1991                            20
Vice President, Senior Banker and Senior Credit Officer, Citibank, N.A.
(retired 1991); Executive Vice President, Citadel Group Representatives,
Inc. (financial reinsurance); Director, Hudson City Savings Bank (since 1995);
Director, Hudson City Bancorp (since 1999); Trustee, Scholarship Fund for
Inner City Children (since 1986).

Richard A. Farrell, Born: 1932                                                              1996                            20
President, Farrell, Healer & Co., Inc. (venture capital management firm)
(since 1980) and President, the Venture Capital Fund of NE (since 1980);
prior to 1980, headed the venture capital group at Bank of Boston Corporation;
Trustee, Marblehead Savings Bank (since 1994).

William F. Glavin, 2 Born: 1932                                                             1996                            20
President Emeritus, Babson College (as of 1998); Vice Chairman, Xerox
Corporation (until 1989); Director, Reebok, Inc. (until 2002) and Inco Ltd.
(until 2002).

John A. Moore, 2 Born: 1939                                                                 1996                            30
President and Chief Executive Officer, Institute for Evaluating Health
Risks, (nonprofit institution) (until 2001); Chief Scientist, Sciences
International (health research) (until 2003); Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT (nonprofit research) (since 2002).


32



                                                                                                                     NUMBER OF
NAME, AGE                                                                                   TRUSTEE               JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1                 BY TRUSTEE
Patti McGill Peterson, 2 Born: 1943                                                         1996                            30
Executive Director, Council for International Exchange of Scholars (since
1998); Vice President, Institute of International Education (since 1998);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University (until
1997); President Emerita of Wells College and St. Lawrence University;
Director, Niagara Mohawk Power Corporation (electric utility); Director,
Ford Foundation, International Fellowships Program (since 2002); Director,
Lois Roth Endowment (since 2002); Director, Council for International
Educational Exchange (since 2003); Advisory Board, UNCF, Global
Partnerships Center (since 2002).

John W. Pratt, Born: 1931                                                                   1996                            20
Professor of Business Administration Emeritus, Harvard University
Graduate School of Business Administration (as of 1998).


INTERESTED TRUSTEES 3

NAME, AGE                                                                                                            NUMBER OF
POSITION(S) HELD WITH FUND                                                                  TRUSTEE               JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                           OF FUND             FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                           SINCE 1                 BY TRUSTEE
John M. DeCiccio, Born: 1948                                                                2001                            51
Trustee
Director, John Hancock Life Insurance Co. (financial services); Executive
Vice President and Chief Investment Officer, John Hancock Life Insurance
Company, Inc. (holding company); Chairman of the Committee of Finance of John Hancock Life Insurance Company; Director, John Hancock Subsidiaries,
LLC (Subsidiaries, LLC), Hancock Natural Resource Group, Independence
Investment LLC, Declaration Management Research LLC, John Hancock
Advisers, LLC (the "Adviser"), The Berkeley Financial Group, LLC ("The
Berkeley Group"), John Hancock Funds, LLC ("John Hancock Funds")
and Massachusetts Business Development Corporation.

Maureen Ford Goldfarb, Born: 1955                                                           2000                            51
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and
Chief Executive Officer, the Adviser and The Berkeley Group; Chairman,
Director, President and Chief Executive Officer, John Hancock Funds;
Chairman, Director, President and Chief Executive Officer, Sovereign Asset
Management Corporation ("SAMCorp."); Director, Independence
Investment LLC, Subsidiaries, LLC and Signature Services; Investment
Company Institute Board of Governors (since 2002); Senior Vice President,
MassMutual Insurance Co. (until 1999).


33



PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                                             OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                            OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                                        SINCE
Richard A. Brown, Born: 1949                                                                                              2000
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John Hancock
Funds and The Berkeley Group; Second Vice President and Senior Associate Controller,
Corporate Tax Department, John Hancock Financial Services, Inc. (until 2001).

Thomas H. Connors, Born: 1959                                                                                             1992
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds;
Vice President, John Hancock Funds.

William H. King, Born: 1952                                                                                               1991
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

Susan S. Newton, Born: 1950                                                                                               1991
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The Berkeley Group; Vice President,
Signature Services (until 2000); Director, Senior Vice President and Secretary, NM Capital.



The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling
1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

FOR YOUR
INFORMATION

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT AND REGISTRAR

Mellon Investor Services
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660

TRANSFER AGENT FOR APS

Deutsche Bank Trust
Company Americas
280 Park Avenue
New York, New York 10017

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

STOCK SYMBOL

Listed New York Stock Exchange:
JHS

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP
125 High Street
Boston, Massachusetts 02110

For shareholder assistance refer to page 30

HOW TO
CONTACT US

On the Internet                   www.jhfunds.com

By regular mail                   Mellon Investor Services
                                  85 Challenger Road
                                  Overpeck Centre
                                  Ridgefield Park, NJ 07660

Customer service representatives  1-800-852-0218

Portfolio commentary              1-800-344-7054

24-hour automated information     1-800-843-0090

TDD Line                          1-800-231-5469

The Fund's voting policies and procedures are available without charge, upon request:

By phone                          1-800-225-5291

On the Fund's Web site            www.jhfunds.com/proxy

On the SEC's Web site             www.sec.gov

[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-800-852-0218
1-800-843-0090
1-800-231-5469 (TDD)

www.jhfunds.com

---------------
PRESORTED
STANDARD
U. S. POSTAGE
PAID
MIS
---------------

P600A 12/03
       2/04

ITEM 2.  CODE OF ETHICS.

As of the end of the period, December 31, 2003, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Senior Financial Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

William F. Glavin is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant's annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $31,500 for the fiscal year ended December 31, 2002 and $41,000 for the fiscal year ended December 31, 2003. These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services
There were no audit-related fees during the fiscal year ended December 31, 2002 and fiscal year ended December 31, 2003 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning ("tax fees") amounted to $3,500 for the fiscal year ended December 31, 2002 and $4,000 for the fiscal year ended December 31, 2003. The nature of the services comprising the tax fees was the review of the registrant's income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees
There were no other fees during the fiscal year ended December 31, 2002 and fiscal year ended December 31, 2003 billed to the registrant. The aggregate all other fees billed to control affiliates for products and services provided by the principal accountant, other than services reported above, if any, amounted to $0 for the fiscal year ended December 31, 2002 and $165,000 for the fiscal year ended December 31, 2003. The nature of the services comprising the all other fees was related to computer security administration, documentation of existing key controls in the John Hancock Infrastructure Group and analysis of transfer agent fee data. These fees were approved by the registrant's audit committee.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2002 and December 31, 2003 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant's principal accountant, for the fiscal year ended December 31, 2003, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $1,557,852 for the fiscal year ended December 31, 2002, and $243,000 for the fiscal year ended December 31, 2003.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit "Proxy Voting Policies and Procedures".

ITEM 8.  [RESERVED]

ITEM 9.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.
(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(d)(1) Approval of Audit, Audit-related, Tax and Other Services

(d)(2) Contact person at the registrant




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


By:
------------------------------
Maureen Ford Goldfarb
Chairman, President and Chief Executive Officer


Date:    February 11, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:
------------------------------
Maureen Ford Goldfarb
Chairman, President and Chief Executive Officer


Date:   February 11, 2003


By:
-------------------------------
Richard A. Brown
Senior Vice President and Chief Financial Officer

Date:    February 11, 2003